SUPPLEMENTAL FINANCIAL DATA Q4 2025

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2025, unless otherwise noted.

3 Fourth Quarter 2025 Results ■ Net loss from continuing operations1 of $(1.46) per common share ■ Distributable losses2 of $(0.43) per common share ■ Distributable losses before realized losses3 of $(0.09) per common share ■ Declared dividend of $0.01 per common share Performance ■ Total loan portfolio of $5.9 billion ■ Total loan originations4 of $374.6 million including $234.9 million of LMM commercial real estate loans, $84.4 million of SBA 7(a) loans and $18.4 million of USDA loans ■ Loan repayments of $442.3 million and sales of $294.0 million ■ Net new 60+ core delinquencies5 of $18 million; 60+ core delinquency5 of 6.7% at quarter end Loan Portfolio Capitalization ■ Book value per share of $8.79 ■ Total leverage of 3.5x and recourse leverage ratio6 of 1.6x Business Update ■ Completed the sale of 34 loans totaling $855.3 million in unpaid principal balance in February 2026 ■ Retired the outstanding 5.75% Senior Unsecured Note due February 2026

4 CRE Portfolio Review QTD INVESTMENT ROLL ($ in billions) COUNT7 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD CORE 1,044 4.76B 169M 4.56B 6.7% 2.50 7.4% 5.4% NON-CORE 27 305M 82M 222M 77.7% 4.30 2.5% 1.7% TOTAL 1,071 5.07B 251M 4.78B 10.0% 2.58 7.1% 5.2% LOAN VINTAGE ($ in billions) 0.9 1.5 1.5 0.2 0.4 0.10.1 0.1 Core Non-Core 2020 and prior 2021 2022 2023 2024 2025 $0.0 $0.4 $0.8 $1.2 $1.6 5.15 (0.46) 0.20 (0.11) 4.78 Beg CV Sales/ Paydowns Originations Allowance/ Other End CV $4.6 $4.8 $5.0 $5.2 288 134 (92) (13) (9) (2) 306 Beg 60+ New 60+ Mods Allowance REO Other End 60+ $200 $250 $300 $350 $400 $450 60+ DQ CORE MIGRATION ($ in millions)

5 CRE Core Portfolio Overview LOAN PRODUCT8 RISK RATINGCOLLATERAL MODIFICATION STATUS19 HISTORICAL LEVERED YIELD 10.8% 11.1% 10.9% 11.0% 9.6% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0% 2% 4% 6% 8% 10% 12% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 72% Fixed rate 15% Construction 8% Other 5% Multi-family 74% Industrial 7% Retail 5% Office 4% Land 3% Other 7% 1&2 44% 3 44% 4&5 12% Extensions 22% Modifications 29% Not Modified 49% Q3’25 CV (%) Q4’25 CV (%) CURRENT 90.9% 85.2% 30-59 3.2% 8.1% 60+ 5.9% 6.7% TOTAL 100.0% 100.0% ACCRUAL 95.6% 76.6% NON-ACCRUAL 4.4% 23.4% TOTAL 100.0% 100.0%

6 CRE Non-Core Portfolio Overview18 ASSET MANAGEMENT STRATEGY NON-CORE EXIT TIMELINE ($ in millions) Bridge 75% Construction 19% Fixed 6% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 60%Hotel 16% Office 9% Mixed Use 7% Other 8% 2&3 17% 4 25% 5 58% QTD ROLL ($ in thousands) $301 $(57) $(22) $222 Beginning CV Exits REO/Write- downs Ending CV $150 $200 $250 $300 $350 27 loans 32 loans 9 loans $54 $88 $38 $10 $32 Q1'26 Q2'26 Q3'26 Q4'26 Q1'27 and beyond $— $25 $50 $75 $100 STRATEGY LOAN COUNT CARRY VALUE (%) Liquidation pending commencement of marketing 9 22% Under contract 2 14% Operate/develop to facilitate sale 1 7% Actively marketed for sale 13 57% Modified/performing 2 —% Total 27 100% 3 loans 2 loans

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE PORTLAND MIXED USE 1 $429M OPERATE TO SELL 8 $87M SELL 11 $73M UNDER CONTRACT 7 $47M TOTAL 27 $636M Land 11% Multi-family 12% Mixed use 73% Other 4% Collateral Texas 12% California 7% Colorado 3% Oregon 71% Other 7% Geography 648,273 22,114 (18,135) (16,739) 635,513 Beginning Balance REO acquired via foreclosure Liquidations Depreciation/ Impairment Ending Balance 600,000 650,000 700,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS20

8 Portland OR, Mixed-Use • Successful re-launch for the residential condominium and office components in late Q4, with strong participation from leading Portland residential and office brokers. • Following the marketing re-launch, demand for residential units increased materially resulting in executed Reservation Agreements with deposits for twenty-five (25) condominiums. • Hotel revenue performance has improved year-over-year, with total revenue up 6%, driven by a 2.5% increase in occupancy, a 4.9% increase in ADR, and an 11.7% increase in RevPAR compared to 2024. • Marriott implemented a targeted room rate reduction strategy in the closing months of 2025 for guests from the Pacific Northwest region and for longer-term guest stays, which resulted in stronger December 2025 revenue performance compared to the SPLY, yielding a 14% increase in occupancy and 32% improvement in RevPar. QUARTERLY UPDATES RITZ-CARLTON HOTEL OFFICE/RETAIL RITZ-CARLTON RESIDENCES • 251 rooms (floors 8 – 20) • Amenities: • Lobby lounge • Bellpine restaurant and bar; Meadowrue restaurant • Ritz-Carlton Club • Meeting & Event space (12,222 sf) • Business center • Fitness center, full-service spa and swimming pool • Class A office: 158,577 sf (floors 3– 7) • Office Tenants: • Davis Wright Tremaine LLP • Fisher & Phillips • Banneker Partners • Retail: 10,638 sf (floors 1– 2) • Retail Tenants: • The Flock (food hall) • Mahler Jewelers • 132 Ritz-Carlton branded condominium residences • Located on floors 21 – 35 • Avg. Unit SF: 1,688 • Amenities: • Balcony or terrace • Dedicated lobby • Hotel amenity access • Private rooftop terrace (8th floor) Key Metrics (12/31/2025 TTM) • Occupancy: 42.6% • ADR: $492 • Room RevPAR: $210 • Total RevPAR: $360 Key Metrics (12/31/2025 Rent Roll) • Total Occupancy: 28% • Office Occupancy: 23% • WA Office Rent/SF: $38 NNN • Office WAULT: 9.7 yrs. • Retail Occupancy: 100% • WA Retail Rent/SF: $46 NNN • Retail WAULT: 11 yrs. Key Metrics (Sales to Date) • # of units sold: 11 • % of units sold: 8.3% • Avg SF/unit sold: 1,464 • Avg Sale Price: $1.491M • Avg Sale Price/SF: $1,019

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT15 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,843 1.01B 21M 974M 4.7% 1.80 8.9% 8.8% SMALL/MICRO 5,826 142M 17M 122M 5.0% 1.34 11.7% 11.3% USDA 26 31M 1M 28M —% 1.65 8.4% 7.4% WORKING CAPITAL** 165 17M — 1M 56.5% 3.68 11.6% 11.6% TOTAL 7,860 1.20B 39M 1.13B 4.7% 1.75 9.3% 9.2% COLLATERAL Hotel 17% Eating Place 17% Retail 15% Doctors 6% Other 45% PROGRAM SALES PROCEEDS % PREMIUM LARGE $79M $86M 9.3% SMALL/MICRO $43M $47M 10.7% USDA $20M $22M 12.4% WORKING CAPITAL $37M $37M 1.1% *Includes assets offset by guaranteed loan financing liabilities of $524 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$23.5 $28.9 $89.4 $211.9 $39.1 $58.0 $200.4 $10.7 $173.4 $81.2 $145.4 $314.5 $343.3 $216.1 $173.5 $84.4 $2.8 $2.7 $96.5 $67.3 $18.4 $31.2 $41.4 $46.1 $41.9 $37.0 Bridge Construction Freddie Mac SBA USDA Working Capital Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 0 200 400 600 800 1,000 10 Quarterly Investment Activity $466.1M $421.9M $374.6M $784.3M $532.2M 4

11 Earnings Profile Gain on sale, net of variable costs: SBA 7(a): $3M USDA: $3M Business Loans: $3M Freddie Mac: $3M Primary/Special Servicing Fees: $(6)M Advances: $(2)M Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest income $ 16,791 4.2% Gain on sale, net of variable costs 12,338 3.1% Other recurring revenue 12,381 3.1% Total recurring revenue $ 41,510 10.4% Operating Expenses: Employee compensation & benefits (24,120) (6.0)% Fixed operating costs (21,110) (5.3)% Servicing expenses (8,247) (2.1)% Portland mixed-use asset (5,884) (1.5)% Investment advisory fees (4,544) (1.1)% Tax 4,014 1.0% Total operating costs and tax $ (59,891) (15.0)% Net loss from normal operations, net of tax $ (18,381) (4.6)% Other Items included in Earnings: Realized losses $ (28,973) (7.2)% Charge off of specific loan loss reserve (36,014) (9.0)% CECL & valuation allowances (152,312) (38.0)% Mark-to-market (9,127) (2.3)% Non-cash compensation (797) (0.2)% Bargain purchase gain adj net of costs (3,820) (1.0)% Other income (expenses) (12,748) (3.2)% Discontinued operations (63) —% Tax 27,624 6.9% Total other items included in earnings $ (216,230) (54.0)% Net loss including dividends on preferred stock $ (234,611) (58.6)% Servicing Income: $6M Income from Unconsolidated JV's: $2M Realized gains on hedges: $2M Interest on outstanding cash: $1M Other Income: $1M R&D Reserve: $(2)M Ritz Depreciation: $(2)M Fees related to property acquisition: $(4)M MSR Impairment: $(1)M Other Nonrecurring loss: $(4)M Professional Fees: $(7)M Technology Expense: $(4)M Depreciation and amortization: $(2)M Dividends on preferred stock: $(2)M Rent and property tax exp: $(2)M Other operating expenses: $(4)M Net operating income (loss): $(2)M Interest expense: $(4)M

12 Operating Segment Contribution16 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION17 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $5.3B / 71% $0.9B / 12% $0.9B / 12% $0.4B / 5% $7.5B / 100% 69% 18% 13% N/A 100% $(0.75) $(0.28) $(0.15) $(0.29) $(1.47) $0.23 $(0.06) $0.00 $(0.26) $(0.09) 9.4% (2.4)% (0.2)% (9.9)% (3.1)% 8.0% (8.1)% (0.9)% N/A (3.1)% $48.6M $(6.3)M $24.6M $(25.4)M $41.5M $(27.3)M $2.6M $(22.2)M $(13.0)M $(59.9)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $10.28 $(1.46) $(0.01) $0.04 $8.79 Q3'25 GAAP BVPS Net Income (Loss) Dividends Share Repurchases Q4'25 GAAP BVPS $8.00 $8.50 $9.00 $9.50 $10.00 $10.50

14 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $9 0.0x Securitized Debt Obligations $1,175 0.8x Non-Recourse Secured Borrowings $1,707 1.1x Recourse Secured Borrowings $1,082 0.7x Corporate Debt $1,375 0.9x UNENCUMBERED ASSET POOL 23% 26% 18% 7% 26% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.1x unencumbered assets to unsecured debt • $1.5 billion in available warehouse borrowing capacity across 12 counterparties • Limited usage of securities repo financing at 2.4% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 43% of total debt $0.7B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

16 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) CORE Q1’25 Q2’25 Q3’25 Q4’25 CURRENT 93.8% 90.4% 90.9% 85.2% 30-59 DAYS PAST DUE 2.1% 5.0% 3.2% 8.1% 60+ DAYS PAST DUE 4.1% 4.6% 5.9% 6.7% NON-CORE Q1’25 Q2’25 Q3’25 Q4’25 CURRENT 37.3% 30.0% 50.4% 22.3% 30-59 DAYS PAST DUE —% 2.4% 3.0% —% 60+ DAYS PAST DUE 62.7% 67.6% 46.6% 77.7% ACCRUAL STATUS (5) CORE Q1’25 Q2’25 Q3’25 Q4’25 ACCRUAL 96.3% 94.8% 95.6% 76.6% NON-ACCRUAL 3.7% 5.2% 4.4% 23.4% NON-CORE Q1’25 Q2’25 Q3’25 Q4’25 ACCRUAL 14.9% 11.6% 42.8% —% NON-ACCRUAL 85.1% 88.4% 57.2% 100.0% RISK RATING (5) CORE Q1’25 Q2’25 Q3’25 Q4’25 1 & 2 55.0% 56.5% 44.0% 43.4% 3 37.4% 38.2% 50.5% 44.3% 4 3.5% 1.7% 4.1% 10.5% 5 4.1% 3.6% 1.4% 1.8% NON-CORE Q1’25 Q2’25 Q3’25 Q4’25 1 & 2 4.0% 2.4% 9.2% 10.7% 3 33.3% 35.8% 26.6% 6.5% 4 —% 3.8% 13.4% 24.8% 5 62.7% 58.0% 50.8% 58.0%

17 Financial Snapshot ($ in thousands, except share data) Investment Type Average Carrying Value Gross Yield Average Debt Balance Debt Cost Levered Yield LMM CRE $ 5,366,473 7.2% $ 3,623,290 7.2% 7.2 % SBL $ 799,319 18.3% $ 436,041 8.0% 30.3 % Total $ 6,165,792 8.6% $ 4,059,331 7.3% 11.2 % Book Equity Value Metrics Common Stockholders' equity $ 1,432,654 Total Common Shares outstanding 163,010,012 Net Book Value per Common Share $8.79 Loan Portfolio Metrics % Fixed vs Floating Rate 19% / 81% % Originated vs Acquired 92% / 8% Weighted Average LTV - LMM CRE 77% Weighted Average LTV - SBL 105 % Q4 2025 Earnings Data Metrics Net loss from continuing ops | Distributable loss before realized losses | Distributable loss $(232,565) | $(10,070) | $(65,279) EPS - continuing operations - Basic and diluted $(1.46) | $(1.46) Distributable EPS - Basic and diluted $(0.43) | $(0.43) Distributable EPS before realized losses - Basic and diluted $(0.09) | $(0.09) ROE continuing ops per Common Share (58.8) % Distributable ROE per Common Share (16.8) % Distributable ROE before realized losses per Common Share (3.1) % Dividend Yield 1.8 % Servicing Portfolio Metrics SBA - UPB $ 1,916,211 SBA - carrying value $ 41,056 Multi-family - UPB $ 6,318,735 Multi-family - carrying value $ 61,331 USDA - UPB $ 699,779 USDA - carrying value $ 20,620 Small business loans - UPB $ 419,016 Small business loans - carrying value $ 3,272 10 11 12 13 13 14

18 Balance Sheet by Quarter (in thousands) 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 Assets Cash and cash equivalents $ 143,803 $ 205,917 $ 162,935 $ 147,505 $ 207,841 Restricted cash 30,560 39,603 56,769 44,491 39,746 Loans, net 3,378,149 4,354,017 5,066,694 4,360,501 3,500,298 Loans, held for sale 241,626 528,726 632,784 163,792 585,820 Mortgage-backed securities 31,006 31,415 32,310 33,105 34,501 Investment in unconsolidated joint ventures 161,561 170,920 169,369 178,840 161,424 Derivative instruments 7,963 6,907 5,754 5,295 6,740 Servicing rights 128,440 129,814 124,283 126,966 126,279 Real estate owned 193,437 199,910 199,790 632,985 620,225 Other assets 362,486 399,702 462,711 472,516 508,238 Assets of consolidated VIEs 5,175,295 3,723,738 2,395,398 2,166,105 1,978,684 Assets held for sale 287,595 185,782 — — — Total Assets $ 10,141,921 $ 9,976,451 $ 9,308,797 $ 8,332,101 $ 7,769,796 Liabilities Secured borrowings 2,035,176 2,713,415 3,506,670 2,879,172 2,788,926 Securitized debt obligations of consolidated VIEs, net 3,580,513 2,574,139 1,513,297 1,293,778 1,174,785 Senior secured notes and Corporate debt, net 1,333,112 1,488,666 1,387,029 1,387,775 1,375,216 Guaranteed loan financing 691,118 668,847 629,380 565,883 524,091 Contingent consideration 573 15,982 17,189 18,385 18,698 Derivative instruments 352 575 1,986 1,627 1,432 Dividends payable 43,168 23,929 22,917 22,602 3,633 Loan participations sold 95,578 98,128 101,863 102,987 56,616 Due to third parties 1,442 1,071 9,791 9,927 3,135 Accounts payable and other accrued liabilities 188,051 185,533 184,652 166,406 171,636 Liabilities held for sale 228,735 156,614 — — — Total Liabilities $ 8,197,818 $ 7,926,899 $ 7,374,774 $ 6,448,542 $ 6,118,168 Preferred stock Series C 8,361 8,361 8,361 8,361 8,361 Stockholders’ Equity Preferred stock 111,378 111,378 111,378 111,378 111,378 Common stock 17 17 17 17 17 Additional paid-in capital 2,250,291 2,302,101 2,267,540 2,257,078 2,264,355 Retained deficit (505,089) (450,276) (528,524) (569,709) (807,522) Accumulated other comprehensive loss (18,552) (21,673) (23,293) (24,096) (24,196) Total Ready Capital Corporation equity 1,838,045 1,941,547 1,827,118 1,774,668 1,544,032 Non-controlling interests 97,697 99,644 98,544 100,530 99,235 Total Stockholders’ Equity $ 1,935,742 $ 2,041,191 $ 1,925,662 $ 1,875,198 $ 1,643,267 Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity $ 10,141,921 $ 9,976,451 $ 9,308,797 $ 8,332,101 $ 7,769,796 Book Value per Share $ 10.61 $ 10.61 $ 10.44 $ 10.28 $ 8.79

19 Statement of Operations by Quarter (In thousands, except share data) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Interest income $ 203,965 $ 154,967 $ 152,735 $ 137,491 $ 123,973 Interest expense (153,911) (140,466) (135,837) (126,971) (110,851) Net interest income before (provision for) recovery of loan losses $ 50,054 $ 14,501 $ 16,898 $ 10,520 $ 13,122 Recovery of (provision for) loan losses (285,008) 109,568 (8,640) (37,977) (149,989) Net interest income after (provision for) recovery of loan losses $ (234,954) $ 124,069 $ 8,258 $ (27,457) $ (136,867) Non-interest income Net realized gain (loss) on financial instruments and real estate owned (10,934) 10,669 18,214 (160,396) (10,599) Net unrealized gain (loss) on financial instruments (17,025) (1,750) (1,614) 2,914 (12,703) Valuation (allowance) recovery, loans held for sale 31,229 (99,718) (39,746) 178,225 (23,318) Servicing income, net of amortization and impairment 4,112 6,456 (304) 7,509 5,042 Income (loss) on unconsolidated joint ventures 6,065 (3,982) (144) 7,417 1,271 Gain (loss) on bargain purchase — 102,471 (14,381) 24,472 (3,013) Other income 13,557 11,590 11,304 14,773 16,049 Total non-interest income (expense) $ 27,004 $ 25,736 $ (26,671) $ 74,914 $ (27,271) Non-interest expense Employee compensation and benefits $ (23,320) $ (21,254) $ (23,159) $ (21,151) $ (23,923) Allocated employee compensation and benefits from related party (3,350) (3,276) (3,600) (3,602) (4,350) Professional fees (7,557) (5,488) (6,368) (6,008) (12,973) Management fees – related party (5,518) (5,577) (5,072) (5,156) (4,543) Loan servicing expense (12,749) (15,844) (11,038) (9,771) (4,605) Transaction related expenses (4,878) (2,694) (639) (1,910) (807) Impairment on real estate (29,876) (2,346) (4,268) (1,862) (15,027) Other operating expenses (19,637) (16,123) (16,133) (24,879) (33,821) Total non-interest expense $ (106,885) $ (72,602) $ (70,277) $ (74,339) $ (100,049) Income (loss) from continuing operations before income tax benefit $ (314,835) $ 77,203 $ (88,690) $ (26,882) $ (264,187) Income tax benefit 17,318 5,207 39,939 9,935 31,622 Net income (loss) from continuing operations $ (297,517) $ 82,410 $ (48,751) $ (16,947) $ (232,565) Discontinued operations Income (loss) from discontinued operations before benefit (provision) for income taxes $ (22,978) $ (594) $ (6,567) $ 280 $ (63) Income tax benefit (provision) 5,744 149 1,641 (70) 16 Net income (loss) from discontinued operations $ (17,234) $ (445) $ (4,926) $ 210 $ (47) Net income (loss) $ (314,751) $ 81,965 $ (53,677) $ (16,737) $ (232,612) Less: Dividends on preferred stock 1,999 1,999 1,999 1,999 1,999 Less: Net income attributable to non-controlling interest 1,389 2,460 1,814 2,008 1,572 Net income (loss) attributable to Ready Capital Corporation $ (318,139) $ 77,506 $ (57,490) $ (20,744) $ (236,183) Earnings per common share from continuing operations - basic $ (1.80) $ 0.47 $ (0.31) $ (0.13) $ (1.46) Earnings per common share from discontinued operations - basic $ (0.10) $ 0.00 $ (0.03) $ 0.00 $ 0.00 Earnings per common share from continuing operations - diluted $ (1.80) $ 0.46 $ (0.31) $ (0.13) $ (1.46) Earnings per common share from discontinued operations - diluted $ (0.10) $ 0.00 $ (0.03) $ 0.00 $ 0.00 Weighted-average shares outstanding - Basic 167,434,683 165,166,276 167,749,917 163,574,703 161,734,869 Weighted-average shares outstanding - Diluted 168,845,426 167,723,519 170,673,088 165,873,807 164,450,230 Dividends declared per share of common stock $ 0.25 $ 0.125 $ 0.125 $ 0.125 $ 0.01

20 Distributable Earnings Reconciliation by Quarter The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision- making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies. We calculate Distributable earnings as GAAP net income (loss) excluding the following: i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses ii) any realized gains or losses on sales of certain MBS iii) any unrealized gains or losses on Residential MSRs from discontinued operations iv) any unrealized change in current expected credit loss reserve and valuation allowances v) any unrealized gains or losses on de-designated cash flow hedges vi) any unrealized gains or losses on foreign exchange hedges vii) any unrealized gains or losses on certain unconsolidated joint ventures viii) any non-cash compensation expense related to stock-based incentive plan ix) any unrealized gains or losses on preferred equity, at fair value x) any unrealized gain or losses or other non-cash items related to real estate owned xi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance. To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years. (In thousands, except share data) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Net Income (loss) $ (314,751) $ 81,965 $ (53,677) $ (16,737) $ (232,612) Reconciling items: Unrealized (gain) loss on MSR - discontinued operations $ 33,175 $ 8,952 $ — $ — $ — Unrealized (gain) loss on joint ventures (5,015) 5,639 1,019 (4,336) 523 Increase (decrease) in CECL reserve 277,277 (112,127) 487 32,844 113,974 Increase (decrease) in valuation allowance (31,229) 99,718 39,746 (178,225) 23,318 Non-recurring REO impairment 31,175 2,346 4,418 1,862 15,027 Non-cash compensation 2,826 1,785 1,634 1,591 797 Unrealized (gain) loss on preferred equity, at fair value 15,613 — 4,227 (1,949) 10,645 Merger transaction costs and other non-recurring expenses 6,579 2,993 3,661 2,220 3,102 (Gain) loss on bargain purchase — (102,471) 14,381 (24,472) 3,013 Depreciation and amortization on real estate owned — — — 1,100 1,712 Realized losses on sale of investments 51,688 20,084 8,896 188,512 64,987 Total reconciling items $ 382,089 $ (73,081) $ 78,469 $ 19,147 $ 237,098 Income tax adjustments (22,825) (4,744) (37,496) (4,580) (14,556) Distributable earnings (loss) before realized losses $ 44,513 $ 4,140 $ (12,704) $ (2,170) $ (10,070) Realized losses on sale of investments, net of tax (44,246) (15,524) (7,088) (147,422) (55,209) Distributable earnings (loss) $ 267 $ (11,384) $ (19,792) $ (149,592) $ (65,279) Less: Distributable earnings attributable to non-controlling interests 3,113 1,985 1,990 1,473 1,926 Less: Income attributable to participating shares 249 229 215 211 16 Less: Dividends on preferred stock 1,999 1,999 1,999 1,999 1,999 Distributable loss attributable to common stockholders $ (5,094) $ (15,597) $ (23,996) $ (153,275) $ (69,220) Distributable earnings (loss) before realized losses on investments, net of tax per common share - basic $ 0.23 $ 0.00 $ (0.10) $ (0.04) $ (0.09) Distributable loss per common share - basic $ (0.03) $ (0.09) $ (0.14) $ (0.94) $ (0.43) Weighted average common shares outstanding 167,434,683 165,166,276 167,749,917 163,574,703 161,734,869

21 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

22 Footnotes 1 . Before income attributable to participating shares of $2.0 million and non-controlling interest of $1.6 million 2 . Before income attributable to participating shares of $2.0 million and non-controlling interest of $1.9 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.0 million, non-controlling interest of $2.0 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $1.7 billion of secured borrowings that are non-recourse to the Company 7 . Excludes joint venture investments and preferred equity investments 8 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 9 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 11 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 12 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 13 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 14 . Q4 dividend yield for the period is based on the 12/31/2025 closing share price of $2.18. 15 . Includes the loans which are offset by $524M of guaranteed loan financings 16 . Respective balances are based on quarterly averages 17 . Corporate debt is allocated for purposes of determining equity allocation 18 . Excludes Portland, OR Mixed-Use property 19 . Represents loans that are under modifications and carried on the consolidated balance sheet as of the period end. 20 . Strategy as of February 10, 2026